UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2014

Willamette Valley Vineyards, Inc.

(Exact name of Company as specified in its charter)

Oregon	0-21522	93-0981021
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8800 Enchanted Way SE
Turner, OR 97392

(Address of principal executive offices)

(503) 588-9463

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Willamette Valley Vineyards, Inc. (the “Company”) was held July 13, 2014 in Turner, Oregon.  A total of 3,911,189 shares of Common Stock, representing approximately 80.69% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors:

All of the nominees for director were elected to serve a one-year term until the Company’s Annual Meeting in 2015 with the respective votes set forth opposite their names:

	Votes Cast For		Votes Witheld
		% of		% of	Broker
Nominees for Director	Number	Votes Cast	Number	Votes Cast	Non-Votes
James W. Bernau	2,220,186	97.28%	62,092	2.72%	1,628,911
Craig Smith	2,253,936	98.76%	28,342	1.24%	1,628,911
Thomas M. Brian	2,253,551	98.74%	28,727	1.26%	1,628,911
Sean M. Cary	2,257,398	98.91%	24,880	1.09%	1,628,911
James L. Ellis	2,223,408	97.42%	58,870	2.58%	1,628,911
Betty M. O'Brien	2,224,631	97.47%	57,647	2.53%	1,628,911
Stan G. Turel	2,250,568	98.61%	31,710	1.39%	1,628,911

Proposal 2 – Ratification of Appointment of Independent Auditors:

The shareholders ratified the appointment of Moss Adams LLP as independent auditors for the 2014 fiscal year by the votes set forth in the following table:

Votes Cast For		Votes Cast Against		Abstain
	% of		% of		% of	Broker
Number	Votes Cast	Number	Votes Cast	Number	Votes Cast	Non-Votes
3,866,979	98.87%	16,968	0.43%	27,242	0.70%	NA

Proposal 3 – Advisory (Non-Binding) Approval on Company’s Executive Compensation:

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officer, as disclosed in the Company’s Proxy Statement, by the votes set forth in the following table:

Votes Cast For		Votes Cast Against		Abstain
	% of		% of		% of	Broker
Number	Votes Cast	Number	Votes Cast	Number	Votes Cast	Non-Votes
2,116,095	92.72%	84,106	3.69%	82,077	3.59%	1,628,911

Proposal 4 – Advisory (Non-Binding) Approval on the Frequency of Advisory Votes on the Company’s Executive Compensation:

The Company’s shareholders voted, on an advisory basis, their recommendation for a one year, two year or three year vote regarding advisory approval on the Company’s executive compensation.  The results of their advisory vote are set forth in the following table:

Votes Cast For 1 Year		Votes Cast For 2 Years		Votes Cast For 3 Years
	% of		% of		% of
Number	Votes Cast	Number	Votes Cast	Number	Votes Cast	Abstain
517,675	23.50%	58,239	2.64%	1,626,720	73.86%	79,644

In accordance with the voting results for this item, the Company’s Board of Directors determined that an advisory vote to approve the compensation of the named executive officer of the Company will be conducted every three years, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLAMETTE VALLEY VINEYARDS, INC.

Date: July 13, 2014	By:	/s/ JAMES W. BERNAU

James W. Bernau
President